Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, Inc	Michigan	Kelly Properties

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services
(a subsidiary of Kelly Properties, Inc.)

Kelly Services (Ireland), Ltd.	Delaware	Kelly Services
(a subsidiary of Kelly Properties, Inc.)

Kelly Services (UK) Ltd.	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Properties, Inc.)

Kelly Payroll Services Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Properties, Inc.)

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Managed Services (Nederland) B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Services Norge AS	Norway	Kelly Services

Kelly Services Management AS	Norway	Kelly Services
(a subsidiary of Kelly Services Norge AS)

Kelly Services Finland AB	Finland	Kelly Services
(a subsidiary of Kelly Services Norge AS)

Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services

Outsourcing de Servicios y Manufactura, S.A.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, Inc.)

QSM, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, Inc.)

Kelly Services (Suisse), SA	Switzerland	Kelly Services

Kelly Services France, S.A.S.	France	Kelly Services

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Interim, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

Competences RH, S.a.r.l.	France	Competences RH
(a subsidiary of Kelly Services France, S.A.S.)

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l.	Luxembourg	Kelly Services
(a subsidiary of Kelly Services Luxembourg, S.a.r.l.)

Kelly Services S.p.A.	Italy	Kelly Services

Kelly Management Services, S.r.l.	Italy	Kelly Management Services

Kelly Services Seleccion y Formacion, S.L.	Spain	Kelly Services

Kelly Services Empleo Empresa de Trabajo Temporal, S.L.	Spain	Kelly Services
(a subsidiary of Kelly Services Seleccion y Formacion, S.L.)

Kelly Services CIS, Inc.	Delaware	Kelly Services

OOO Kelly Services CIS	Russia	Kelly Services

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services Consulting GmbH	Germany	Kelly Services

Kelly Services GmbH & Co. OHG	Germany	Kelly Services
(subsidiary of Kelly Services Consulting GmbH)

access AG	Germany	access
(a subsidiary of Kelly Services Deutschland GmbH)

access Recruiting Services	Austria	access
(a subsidiary of access AG)

Kelly Services Interim (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services Select (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services AB	Sweden	Kelly Services
(a subsidiary of Kelly Services Sverige AB)

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd.	Singapore	BTI Consultants
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

P-Serv Pte. Ltd.	Singapore	P-Serv
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Shanghai P-Serv Human Resource Co., Ltd.	China	P-Serv
(a subsidiary of P-Serv Pte. Ltd.)

P-Serv (Hong Kong) Ltd.	Hong Kong	Kelly Services
(a subsidiary of P-Serv Pte. Ltd.)

Nanchang P-Serv Human Resource Co., Ltd.	China	P-Serv
(a subsidiary of P-Serv (Hong Kong) Ltd.)

Eradekad SDN. BHD.	Malaysia	Kelly Services

Kelly Services (Malaysia), SDN. BHD.	Malaysia	Kelly Services
(a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)

Agensi Perkerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants
(a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)

BTI Consultants (India) Private Limited	India	BTI Consultants

Kelly Services (India) Pvt. Ltd.	India	Kelly Services
(a subsidiary of BTI Consultants (India) Pvt. Ltd.)

BTI Consultants Hong Kong Limited	Hong Kong	BTI Consultants

Kelly Services Hong Kong Limited	Hong Kong	Kelly Services

Kelly Services Holding (Thailand) Co. Ltd.	Thailand	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants

Kelly Services Staffing (Thailand) Co., Ltd.	Thailand	Kelly Services

PT Kelly Services Indonesia Ltd.	Indonesia	BTI Consultants

Kelly Services Hungary Staffing, LLC	Hungary	Kelly Services

Kelly Services Japan, Inc.	Japan	Kelly Services

Kelly Services International Yonetim ve Danismanlik Ltd. Sti.	Turkey	Kelly Services

Kelly Services Insan Kaynaklari ve Danismanlik Ltd., Sti.	Turkey	Kelly Services
(a subsidiary of Kelly Services International Yonetim ve Danismanlik Ltd. Sti.)

LLC Kelly Services Ukraine	Ukraine	Kelly Services

Talents Czech, s.r.o.	Czech Republic	Talents

Talents Polska Sp.z.o.o.	Poland	Talents